UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2011

ENERJEX RESOURCES, INC.
(Exact Name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 305, San Antonio, Texas 78209
(Address of principal executive offices)

(210) 451-5545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Rantoul Partners

EnerJex Resources, Inc., a Nevada corporation (the "Company") has entered into a general partnership with Viking Energy Partners, LLC, a Texas limited liability company ("Viking"), and FL Oil Holdings, LLC, a Florida limited liability ("FL Oil") company, to own, develop, and exploit oil properties in the "Rantoul Project" within an area of mutual interest in Kansas. The Company, Viking and FL Oil formed Rantoul Partners, a Delaware general partnership ("Rantoul"), which shall be governed by the Rantoul Partners General Partnership Agreement (the "Partnership Agreement").

Under the Partnership Agreement:

(a)
the Company caused its affiliate, EnerJex Kansas, Inc., a Nevada corporation ("EnerJex Kansas"), to (i) convey and assign to Rantoul title to certain assets (the "Rantoul Project Assets"), free and clear of all Liens other than that certain lien held by Texas Capital Bank, as further set forth above, and (ii) immediately thereafter assign all of its rights, title and interest in Rantoul to the Company;

(b)	Viking contributed $2,000,000; and

(c)	FL Oil contributed $350,000.

The agreed value of the Rantoul Project Assets contributed by the Company is $15,000,000.  In addition, each of Viking and FL Oil have agreed to make additional cash capital contributions to Rantoul as follows:

Date	Viking	FL Oil
March 1, 2012		$325,000
August 1, 2012	$1,000,000	$325,000
Mach 1, 2013	$1,000,000

After the final capital contributions listed above, the invested capital credited to each partner and each partner's percentage interest shall be as follows:

Partner	Invested Capital	Percentage Interest
EnerJex Resources, Inc.	$15,000,000	75.00%
Viking Energy Partners, LLC	$4,000,000	20.00%
FL Oil Holdings, LLC	$1,000,000	5.00%

TOTAL	$20,000,000	100.00%

Under the Partnership Agreement, in the event the Company elects to develop oil leases that are not part of the Rantoul Project Assets but within the "Area of Mutual Interest" defined in the Partnership Agreement, the Company shall grant the other partners a right to invest and participate in such leases in a percentage not to exceed their percentage interest in Rantoul.

The description herein of the Partnership Agreement is qualified in its entirety, and the terms are incorporated herein, by reference to the Partnership Agreement, the form of which is filed as Exhibit 10.1 hereto.

First Amendment to Amended and Restated Credit Agreement

The Company and EnerJex Kansas, DD Energy, Inc., Black Sable Energy, LLC, and Working Interest, LLC (together with the Company, the "Borrowers") previously entered into an Amended and Restated Credit Agreement dated October 3, 2011 (the "Credit Agreement") with Texas Capital Bank, N.A., (the "Bank") as Administrative Agent, L/C Issuer and Bank (as those terms are defined in the Credit Agreement), and other financial institutions and banks that may become a party to the Credit Agreement from time to time.

On December 14, 2011, the Borrowers and Rantoul entered into a First Amendment to Amended and Restated Credit Agreement (the "Amendment") and Second Amended and Restated Promissory Note in the amount of $50,000,000 (the "Amended Note") with the Bank, which closed on December 15, 2011.  The Amendment reflects the addition of Rantoul, as an additional Borrower and adds as additional security for the loans the assets held by Rantoul Partners.

The description herein of the Amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the Amendment, the form of which is filed as Exhibit 10.2 hereto.

On December 19, 2011, the Company issued a press release announcing the transactions described above.  A copy of this press release is attached as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 2.03.  Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Rantoul Partners General Partnership Agreement dated December 14, 2011
10.2	First Amendment to Amended and Restated Credit Agreement dated December 14, 2011
99.1	Press Release dated December 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: December 20, 2011
By: /s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer